                                 SCHEDULE 14A
                                (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         STURM, RUGER & COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
_______________________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:
_______________________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:
_______________________________________________________________________________
     (5)  Total fee paid:
_______________________________________________________________________________
/ /  Fee paid previously with preliminary materials.
_______________________________________________________________________________
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
_______________________________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:
_______________________________________________________________________________
     (3)  Filing Party:
_______________________________________________________________________________
     (4)  Date Filed:
_______________________________________________________________________________

                          STURM, RUGER & COMPANY, INC.

                        SOUTHPORT, CONNECTICUT 06490 USA


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 APRIL 25, 1995


     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of STURM, RUGER & COMPANY, INC. (the "Company") will be held at The Westport Inn, 1595 Post Road East, Westport, Connecticut on the 25th day of April, 1995, at 10:30 A.M. for the purpose of considering and acting upon the following:

     1.   The election of nine (9) Directors to serve for the ensuing year.

     2. The approval of the selection of Ernst & Young LLP as the Company's independent auditors for the 1995 fiscal year.

     3. The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.


     Only holders of record of Common Stock at the close of business on March 16, 1995 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                         By Order of the Board of Directors


                                         Leslie M. Gasper
                                         ----------------------------------
                                         Leslie M. Gasper
                                         Corporate Secretary


Southport, Connecticut
March 27, 1995

     All Stockholders are cordially invited to attend the meeting. If you do not expect to be present, please date, mark and sign the enclosed form of Proxy and return it to Harris Trust & Savings Bank, P.O. Box A3800, Chicago, Illinois 60690-9608. A postage-paid envelope is enclosed for your convenience.

                                                                  March 27, 1995



STURM, RUGER & COMPANY, INC.
LACEY PLACE, SOUTHPORT, CONNECTICUT 06490
PROXY STATEMENT
1995 ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sturm, Ruger & Company, Inc. (the "Company") for use at the 1995 Annual Meeting of Stockholders (the "Meeting") of the Company to be held at 10:30 A.M. on April 25, 1995 at The Westport Inn, 1595 Post Road East, Westport, Connecticut or at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy are first being sent to stockholders on or about March 27, 1995.

     The mailing address of the principal executive office of the Company is Lacey Place, Southport, Connecticut 06490.

     If the enclosed proxy is signed and returned, it will be voted in accordance with its terms. However, a stockholder of record may revoke his or her proxy before it is exercised by (i) giving written notice to the Company's Secretary at the Company's address indicated above, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Company's Secretary at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy). All expenses in connection with the solicitation of these proxies will be borne by the Company.

     The Annual Report of the Company for the year ended December 31, 1994, including financial statements, is enclosed herewith.

     Only holders of Common Stock of record at the close of business on March 16, 1995 will be entitled to vote at the Meeting. Each holder of record of the issued and outstanding shares of voting Common Stock, $1.00 par value, of the Company (the "Common Stock") is entitled to one vote per share. As of March 16, 1995, 13,452,400 shares of Common Stock were issued and outstanding. The stockholders holding a majority of the issued and outstanding Common Stock, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                             ELECTION OF DIRECTORS

     Nine Directors will be elected at the Meeting, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and has qualified.

     All of the nominees for Director were elected at the last Annual Meeting. If no contrary instructions are indicated, proxies will be voted for the election of the nominees for Director. Should any of the said nominees for Director not remain a candidate at the time of the Meeting (a condition which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees for Director selected by management of the Company. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of Directors.

     The following table sets forth certain information concerning each nominee's age, principal occupation, other directorships in publicly-held corporations and the number and percentage of shares of Common Stock of the Company beneficially owned by such nominee as of February 1, 1995.


                                   BUSINESS EXPERIENCE                                 SHARES
                                   DURING THE PAST FIVE YEARS        FIRST BECAME   BENEFICIALLY   PERCENT
NAME                       AGE     AND OTHER DIRECTORSHIPS           A DIRECTOR         OWNED      OF CLASS
----                       ---     -----------------------          --------------  ------------   -------
William B. Ruger            78     Chairman of the Board, Chief      January, 1949  2,407,448(1)   17.90%
                                   Executive Officer and Treasurer
                                   President of the Company
                                   from 1949 to 1990.

William B. Ruger, Jr.(2)    55     President.  Senior                  March, 1970  1,312,000(3)    9.75%
                                   Vice President of
                                   the Company from
                                   1971 to February, 1991.

John M. Kingsley, Jr.       63     Executive Vice                      April, 1972      2,080         *
                                   President of the Company.

Townsend Hornor             68     Director of Nickerson               April, 1972      1,600         *
                                   Lumber Co.
Stanley B. Terhune
                            69     Director and Consultant to        January, 1975      2,400(4)      *
                                   the Company.  Retired as
                                   Vice President of
                                   the Company effective
                                   January 31, 1992.

Richard T. Cunniff          72     President and Director of        December, 1986      5,250(5)      *
                                   The Sequoia Fund, an
                                   investment company regis-
                                   tered under the Investment
                                   Company Act of 1940.
                                   President and principal of
                                   Ruane, Cunniff & Co., Inc.,
                                   an investment advisor regis-
                                   tered under the Investment
                                   Advisors Act of 1940.

                                 BUSINESS EXPERIENCE                                          SHARES
                                 DURING THE PAST FIVE YEARS               FIRST BECAME      BENEFICIALLY    PERCENT
NAME                   AGE       AND OTHER DIRECTORSHIPS                  A DIRECTOR           OWNED        OF CLASS
----                   ---       -----------------------                  ------------      ------------    --------
Nils Anderson, Jr.      81       Retired President of                      April, 1988         1,200           *
                                 Debevoise-Anderson Co., Inc.,
                                 dissolved in 1988 (processing
                                 of metallurgical products).
                                 Former President of Port Ore
                                 Processing Co. (ore processing).
                                 Industrial Historian.


Paul X. Kelley          66       Vice Chairman of Cassidy and              April, 1990         1,000(6)        *
                                 Associates (government relations).
                                 Commandant of the Marine Corps
                                 and member of the Joint Chiefs of
                                 Staff from 1983 to 1987. Director of
                                 Allied-Signal Inc. (aerospace, auto-
                                 motive & engineered materials),
                                 GenCorp Inc. (aerospace, automotive,
                                 polymer products), PHH Corpora-
                                 tion (automobile leasing & relocation
                                 services), The Wackenhut Corporation
                                 (security services), UST Inc. (tobacco
                                 products and wine) and Saul Centers,
                                 Inc. (real estate investment trust).


James E. Service        64       Consultant, PGGR/Russell Inc.              July, 1992           300           *
                                 (investment management).
                                 Commander, U.S. Naval Air Force,
                                 Pacific Fleet, from 1985 to 1987.
                                 Director of Wood River Medical
                                 Center, Ketchum, Idaho.

_____________________

  * Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1) Includes 271,448 shares of Common Stock as to which Mr. Ruger is entitled to direct the vote pursuant to a voting agreement.

(2)  Son of William B. Ruger.

(3) Includes 912,000 shares of Common Stock held by a trust of which Mr. Ruger, Jr. is a trustee. Mr. Ruger, Jr. has sole investment and voting control with respect to such shares.

(4) Mr. Terhune owns 400 of the shares in joint tenancy with his wife. The remaining 2,000 shares are held by Mr. Terhune as trustee of a revocable trust for the benefit of Mr. Terhune and his spouse.

(5) Does not include 5,250 shares of Common Stock owned by Mr. Cunniff's wife and 400 shares of Common Stock owned by Mr. Cunniff's daughter as to which Mr. Cunniff disclaims beneficial ownership. The Sequoia Fund, of which Mr. Cunniff is the President, a director and a stockholder, owns 169,600 shares of Common Stock, as to which Mr. Cunniff also disclaims beneficial ownership. Mr. Cunniff is also the President, a director and a principal stockholder of Ruane, Cunniff & Co., Inc., which manages discretionary accounts and which holds 267,226 shares of Common Stock. The firm of Ruane, Cunniff & Co., Inc. is able to direct the sale or disposition of the 267,226 shares; however, 24,524 shares may be voted by Ruane, Cunniff & Co., Inc. and 242,702 shares may be voted only by their beneficial owners. Mr. Cunniff disclaims beneficial ownership of such 267,226 shares.

(6)  General Kelley owns 400 of the shares in joint tenancy with his wife.

                  DIRECTOR COMPENSATION AND INFORMATION ABOUT
                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Company pays each Director who is not also an officer of the Company $10,000 per year in fees for services as a member of the Board of Directors. Each Director who is also an officer of the Company receives $6,000 per year in fees. Each Director also receives an attendance fee of $500 per meeting and is reimbursed for out-of-pocket expenses related to attendance at meetings. The fees paid to a Director for his services as a member of the Board of Directors do not include any compensation payable to such Director in connection with service by such Director on any of the committees of the Board.

    The Company does not have a nominating committee or a committee performing a similar function. The function of a nominating committee is performed by the entire Board of Directors.

    In 1994, members of the Audit Committee were Townsend Hornor, Richard T. Cunniff and Nils Anderson, Jr. The Audit Committee recommends the engagement of the independent auditors, reviews the arrangement and scope of the audit and considers comments made by the independent auditors. In addition to out-of-pocket expenses related to attendance at meetings, Messrs. Hornor, Cunniff and Anderson each received $1,000 for services rendered on such committee in 1994. The Audit Committee held two meetings during 1994.

    In 1994, the members of the Compensation Committee were William B. Ruger, Richard T. Cunniff and Nils Anderson, Jr. Mr. Ruger is the Chairman of the Board, Chief Executive Officer and Treasurer of the Company. The function of the Compensation Committee is to fix the salaries and bonuses of the executive officers of the Company. Except for out-of-pocket expenses related to attendance at meetings, Messrs. Ruger, Cunniff and Anderson did not receive compensation for services rendered on such committee in 1994. The Compensation Committee did not meet during 1994.

    The Board of Directors held four meetings during 1994. All Directors attended at least seventy-five percent (75%) of the aggregate of (a) the total number of meetings of the Board of Directors, and (b) the total number of meetings held by all committees of the Board on which each such Director served.

    During 1994, the Company paid Newport Mills, of which William B. Ruger, Jr. is the sole proprietor, $33,000 for storage rental.

    Stanley B. Terhune, a Director and former Vice President of the Company, serves as a consultant to the Company. For his services in this capacity, Mr. Terhune receives $100 per hour and during 1994 received a total of $152,750.

                    EXECUTIVE COMPENSATION AND TRANSACTIONS

                           SUMMARY COMPENSATION TABLE

    The following table sets forth certain information with respect to the compensation for calendar years 1994, 1993 and 1992 for the Company's Chief Executive Officer and the four highest paid executive officers other than the Chief Executive Officer whose salary and bonus exceed $100,000.

                              ANNUAL COMPENSATION

                                                                 OTHER
                                                                 ANNUAL              ALL OTHER
NAME AND PRINCIPAL                    SALARY(1)     BONUS    COMPENSATION (2)     COMPENSATION (3)
POSITION                       YEAR     ($)          ($)         ($)                   ($)
--------                       ----   ---------   ---------  ----------------     ----------------
William B. Ruger               1994   $ 332,500           0             0            $  4,512
   Chairman of the Board       1993     333,000           0             0               4,512
   of Directors, Chief         1992     333,000           0             0               4,512
   Executive Officer,
   Treasurer and Director

William B. Ruger, Jr.          1994   $ 150,500   $ 150,000      $ 14,466            $ 22,275
   President and               1993     150,500     120,000        14,931              21,951
   Director                    1992     150,500      80,000        14,640              21,951

John M. Kingsley, Jr.          1994   $ 173,000   $ 150,000      $ 20,477            $ 26,154
   Executive Vice              1993     173,000     120,000        21,034              26,154
   President and               1992     173,000      85,000        20,373              26,154
   Director

Stephen L. Sanetti             1994   $ 125,000   $  90,000      $ 14,905            $ 19,098
   Vice President              1993     117,500      70,000        14,417              17,829
   General Counsel             1992     110,000      45,000        13,582              16,704

Erle G. Blanchard(4)           1994   $  80,000   $  90,000      $  7,204            $ 12,348
   Vice President              1993      80,000      70,000         7,669              12,348
   Controller-Newport          1992      80,000      45,000         8,219              12,348

_____________________

(1)   Includes Directors' Fees.

(2) The amounts set forth in this column represent "gross-ups" for taxes incurred on benefits received pursuant to the Company's Supplemental Executive Profit Sharing Retirement Plan (the "Supplemental Plan").

(3) The amounts set forth in this column represent benefits received pursuant to the Company's Salaried Employees' Profit Sharing Plan, Supplemental Plan and taxable premiums paid by the Company for group term life insurance for the named individuals, respectively, as follows: William
      B. Ruger, 1994 - $0, $0 and $4,512, 1993 - $0, $0 and $4,512, 1992 - $0,
      $0 and $4,512; William B. Ruger, Jr., 1994 - $2,700, $18,675 and $900,
      1993 - $2,100, $19,275 and $576, 1992 - $0, $21,375 and $576; John M.
      Kingsley, Jr., 1994 - $2,700, $22,050 and $1,404, 1993 - $2,100, $22,650
      and $1,404, 1992 - $0, $24,750 and $1,404;  Stephen L. Sanetti, 1994 -
      $2,700, $16,050 and $348, 1993 - $2,100, $15,525 and $204, 1992 - $0,
      $16,500 and $204;  Erle G. Blanchard, 1994 - $2,700, $9,300 and $348,
      1993 - $2,100, $9,900 and $348, 1992 - $0, $12,000 and $348.

(4) Mr. Blanchard voluntarily submitted his resignation as Vice President and Controller-Newport in March, 1995.

    An obligation of the estate of James T. Ruger to the Company in the amount of $132,358.64 was paid in full on March 3, 1995. Mr. Ruger was the son of William B. Ruger and the brother of William B.Ruger, Jr.


                          BOARD COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


    William B. Ruger, the Chairman of the Board and Chief Executive Officer of the Company, has primary responsibility for setting the compensation of executive officers. In making decisions in this regard, Mr. Ruger considers such factors as the individual performance of the officer, the time elapsed since the officer's last increase in compensation and the overall performance of the Company. Despite the success of the Company over the past three years, Mr. Ruger's salary has not been increased in the past three years. The Compensation Committee and the Board of Directors as a whole review Mr. Ruger's determinations. Both the Committee and the Board give such determinations great weight in formally setting executive compensation.

    The Compensation Committee has not yet adopted a policy with respect to qualification of executive compensation in excess of $1 million per individual for deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. The Compensation Committee currently does not anticipate that the compensation of any executive officer during 1995 will exceed the limits of deductibility for 1995.


                                               Compensation Committee

                                                   William B. Ruger
                                                   Richard T. Cunniff
                                                   Nils Anderson, Jr.


                     COMPENSATION COMMITTEE INTERLOCKS AND
                             INSIDER PARTICIPATION

    William B. Ruger, the Chairman of the Board and Chief Executive Officer of the Company, serves on the Compensation Committee.

                        COMPANY STOCK PRICE PERFORMANCE



                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
          STURM RUGER & CO INC, S&P 500 AND VALUE LINE MACHINE TOOLS INDEX
                     (PERFORMANCE RESULTS THROUGH 12/31/94)



GRAPH PLOT POINTS


NAME                              1989       1990       1991      1992        1993       1994
STURM RUGER & CO INC            100.00      79.36     108.50    153.69      204.05     243.16
Standard & Poors 500            100.00      96.83     126.41    136.25      150.00     151.97
Machine Tools                   100.00      85.50     107.40    122.44      139.84     119.43




Assumes $100 invested at the close of trading 12/89 in Sturm Ruger & Co Inc common stock, S&P 500, and Machine Tools.

*Cumulative total return assumes reinvestment of dividends.
SOURCE:  VALUE LINE, INC.

FACTUAL MATERIAL IS OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE PUBLISHER IS NOT RESPONSIBLE FOR ANY ERRORS OR OMMISIONS CONTAINED HEREIN.


The peer group in the above graph is the Value Line Machine Tools Industry.

                               PENSION PLAN TABLE

                     Illustrative Amounts of Annual Pension
                         Payable from the Pension Plan
                          for the Participant's Life,
                        Commencing During 1994 at Age 65


HIGHEST 60-CONSECUTIVE-MONTH              YEARS OF CREDITED SERVICE
AVERAGE ANNUALIZED BASE PAY      10 YEARS         20 YEARS          25 OR MORE YEARS
----------------------------     --------         --------          ----------------
         $  25,000               $  1,734         $  3,469               $  4,336
            50,000                  5,068           10,135                 12,669
            75,000                  8,401           16,802                 21,003
           100,000                 11,734           23,469                 29,336
           125,000                 15,068           30,135                 37,669
           150,000 or more         18,401           36,802                 46,003


     All of the Company's salaried employees participate in the Sturm, Ruger & Company, Inc. Salaried Employees' Retirement Income Plan (the "Pension Plan"), which in general provides annual pension benefits at age 65 in an amount equal to: (i) 1-1/3% of the participant's final average salary (highest 60-consecutive-month average annualized base pay during the last 120 months of employment) less 0.65% of the participant's Social Security covered compensation, multiplied by (ii) the participant's years of credited service up to a maximum of 25 years.

     The pensions listed in the table above are not subject to any offset or deduction for Social Security or any other benefits.

     As of December 31, 1994, William B. Ruger and William B. Ruger, Jr. each had over 25 years of credited service, John M. Kingsley, Jr. had 23 years of credited service, Stephen L. Sanetti had 14 years of credited service and Erle
G. Blanchard had 15 years of credited service. The final average salary for these individuals under the Pension Plan for 1994 was the same as the respective salaries set forth in the Summary Compensation Table.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of February 1, 1995 (except as otherwise noted below) the ownership of Common Stock by each person of record or known by the Company to own beneficially more than 5% of such stock:

NAME AND ADDRESS                  SHARES BENEFICIALLY OWNED                          PERCENT OF CLASS
----------------                  -------------------------                          ----------------
William B. Ruger                        2,407,448(1)                                  17.90%
P.O. Box 447
Newport, NH  03773

William B. Ruger, Jr.                   1,312,000(2)                                   9.75%
P.O. Box 293
Newport, NH  03773

FMR Corp.                               1,014,600(3)                                   7.54%
82 Devonshire Street
Boston, MA  02109


___________________

(1) Includes 271,448 shares of Common Stock as to which Mr. Ruger is entitled to direct the vote pursuant to a voting agreement.


(2) Includes 912,000 shares of Common Stock held by a trust of which Mr. Ruger, Jr. is a trustee. Mr. Ruger, Jr. has sole investment and voting control with respect to such shares.

(3) The information as to FMR Corp. ("FMR") is derived from a Schedule 13G, dated February 13, 1995. The Schedule 13G states that FMR had sole voting power with regard to 36,000 of the shares indicated above, sole dispositive power with regard to 1,014,600 of such shares and shared voting and dispositive power with regard to none of such shares. The
       Schedule 13G also states that shares indicated above include 978,600 shares owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR, and that FMR disclaims voting power as to such shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of February 1, 1995 as to the number of shares of Common Stock beneficially owned by the Chief Executive Officer of the Company, each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer and all Directors and executive officers of the Company as a group. See ELECTION OF DIRECTORS above for such information with respect to each Director of the Company.


NAME OF BENEFICIAL OWNER                             SHARES BENEFICIALLY OWNED  PERCENT OF CLASS
------------------------                             -------------------------  ----------------
William B. Ruger                                          2,407,448(1)               17.90%

William B. Ruger, Jr.                                     1,312,000(2)                9.75%

John M. Kingsley, Jr.                                         2,080                     *

Stephen L. Sanetti                                           16,000                     *

Erle G. Blanchard                                             4,000                     *

All Directors and  executive officers as a group
 (6 outside Directors, 3 Directors who are also
 executive officers and 2 other executive officers)       3,753,278                  27.90%

_________________

 * Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1) Includes 271,448 shares of Common Stock as to which Mr. Ruger is entitled to direct the vote pursuant to a voting agreement.

(2) Includes 912,000 shares of Common Stock held by a trust of which Mr. Ruger, Jr. is a trustee. Mr. Ruger, Jr. has sole investment and voting control with respect to such shares.


                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    The Company has concluded, based solely on a review of the copies of the
Section 16(a) report forms furnished to the Company, that with respect to the period from January 1, 1994 through December 31, 1994, all such forms were filed in a timely manner by the Company's officers, Directors and greater than ten percent beneficial owners, except that the Section 16(a) reports required to be filed by James E. Service with respect to two purchases in April and September 1994 aggregating 300 shares of Common Stock were filed late.

                        APPROVAL OF INDEPENDENT AUDITORS

    Ernst & Young LLP has served as the Company's independent auditors since 1967. Management recommends approval of the selection of this firm to act as independent auditors for the 1995 fiscal year. During 1994, Ernst & Young LLP performed various professional services in connection with its audit of the financial statements of the Company, including services relating to filings with the Securities and Exchange Commission, audits of certain employee benefit plan financial statements, attendance at Audit Committee meetings, and consultation in connection with various business, accounting and tax matters. A representative of Ernst & Young LLP will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.


                             STOCKHOLDER PROPOSALS

    In order to be included in the proxy materials for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before November 28, 1995.


                                 OTHER MATTERS

    Management of the Company does not intend to present any business at the Meeting other than as set forth in Items 1 and 2 of the attached Notice of Annual Meeting of Stockholders, and it has no information that others will present any other business at the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on such matters.

    The Company, upon written request, will provide without charge to each person entitled to vote at the Meeting a copy of its Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 1994, including the financial statements and financial statement schedules. Such request should be directed to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06490.



                                BY ORDER OF THE BOARD OF DIRECTORS


                                Leslie M. Gasper
                                ----------------------------------
                                Leslie M. Gasper
                                Corporate Secretary

PROXY                                                                      PROXY

                         STURM, RUGER & COMPANY, INC.
                  LACEY PLACE, SOUTHPORT, CONNECTICUT 06490

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 25, 1995

        (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

        The undersigned hereby appoints William B. Ruger, John M. Kingsley, Jr., and Leslie M. Gasper as Proxies, each with the full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sturm, Ruger & Company, Inc. (the "Company"), held of record by the undersigned on March 16, 1995 at the Annual Meeting of Stockholders to be held on April 25, 1995 or any adjournment or postponement thereof.

        The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of all directors and for Proposal 2. Please sign exactly as name appears on other side of this proxy form.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                (Continued and to be signed on reverse side.)

                         STURM, RUGER & COMPANY, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

The Board of Directors unanimously recommends a vote for the following proposals:

        1.  Election of nine Directors
            (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in space provided below.)

            ------------------------------------------------------------
            For / /         Withheld / /        For All Except / /

            William B. Ruger, William B. Ruger, Jr., John M. Kingsley, Jr., Nils Anderson, Jr., Richard T. Cunniff, Townsend Hornor,
            Paul X. Kelley, James E. Service and Stanley B. Terhune.

        2. Proposal to approve the appointment of Ernst & Young LLP as the independent auditors of the Company for the 1995 fiscal year.

            For / /         Against / /         Abstain / /

        3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

            For / /         Against / /         Abstain / /

                                                  Dated                   1995
                                                        -----------------,

                                        --------------------------------------
                                        Signature

                                        --------------------------------------
                                        Signature if held jointly

                                          When shares are held by joint tenants,
                                        both should sign. When signing as an
                                        attorney, as executor, administrator,
                                        trustee or guardian, please give your
                                        full title as such. If a corporation,
                                        please sign in full corporate name of
                                        President or other authorized officer.
                                        If a partnership, please sign in
                                        partnership name by authorized person.